Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                The undersigned, the Chief Financial Officer of American Bank Holdings, Inc. (the “Company”), hereby certifies that to his knowledge on the date hereof:

(a)           The Annual Report on Form 10-KSB of the Company for the period ended December 31, 2004 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)           Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John M. Wright
John M. Wright
Senior Vice President and
Chief Financial Officer

March 31, 2005